AXP(SM) Global
                                                                       Balanced
                                                                           Fund
                                                         1999 SEMIANNUAL REPORT

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The goal of AXP Global Balanced Fund
is to provide a balance of growth of capital and current income.


Distributed by American Express Financial Advisors Inc.

AMERICAN EXPRESS Financial Advisors

An International Blend

AXP Global Balanced Fund offers a logical first step for investors who want to have some exposure to foreign markets, but also want to avoid the greater volatility of a portfolio consisting of only foreign stocks.


CONTENTS
From the Chairman                      3
From the Portfolio Managers            3
Fund Facts                             5
The 10 Largest Holdings                6
Financial Statements                   7
Notes to Financial Statements         10
Investments in Securities             19

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
It is an honor for me to join the American Express(R) Funds as chairman of the board and chief executive officer for each of the funds. I have served for the past eight years as governor of Minnesota and also for the past 20 years as a constitutional officer responsible for the pension investments made on behalf of government employees. My responsibility in the upcoming years is to serve your interests.

By law, half the members of a mutual fund board must be independent of their investment manager and distributor. I am one of those persons. I am not an employee of American Express Financial Corporation (AEFC), nor do I own stock in American Express Company. Both are fine companies, but the law clearly states that to fully represent your interests I must be independent.

Having said that, I have a great deal of respect for the capabilities of AEFC and for the services it provides to investors. Your financial advisor assists you in financial planning, conducts regular investment reviews and responds to your questions and needs. This is a very personal service that makes AEFC a partner in your financial future. I know that AEFC has an investment focus on the long-term performance of our economy and that it wants you to participate in that growth. Consistent with that, our board is here to serve you and represent your interests in a professional manner.

I also want to let you know that, on June 16, 1999, there will be a regular meeting of shareholders. These meetings are held about every five years to elect directors and consider other proposals. One proposal that is expected to be approved is to change "IDS" to "AXP" in the Fund's name. We will discuss the action taken on other proposals in future reports.


Arne H. Carlson

(picture of) Peter Lamaison
Peter Lamaison
Portfolio manager

(picture of) Michael Ng
Michael Ng
Portfolio manager

From the Portfolio Managers
AXP Global Balanced Fund enjoyed a substantial gain during the first half of the fiscal year, as it took advantage of generally strong stock and bond markets in the United States and Europe. For the six months -- November 1998 through April 1999 -- the Fund's Class A shares generated a total return of 12.94%.

Investment sentiment was beginning to improve when the period began last fall. Inflation and interest rates were low in most major countries, while economic growth was at least positive in Europe and downright robust in the U.S. This was in sharp contrast to just a few months earlier, when a second bout of the financial malady known as the "Asian flu" was confining stocks throughout the world to a sick bed.

By November, though, spurred largely by interest-rate cuts in the U.S. and parts of Europe, stocks and, to a lesser degree, bonds were off and running again. By the end of the period, the Fund would record solid gains in five of the six months -- the exception being February, when fear of higher inflation sent U.S. interest rates higher and stocks and bonds lower.

THE U.S. LEADS THE WAY
To the Fund's benefit, we concentrated most (up to 50%) of the stock investments in the U.S., whose market was among the strongest in the world over the six months. The bulk of the rest of the stock holdings were in Europe, primarily the United Kingdom, Germany and France. While those markets gained ground, the returns were tempered by overall weakness in the region's new currency, the euro. Among other major markets, Japan, where we maintained only a modest exposure, provided mixed results in the face of a still-struggling economy.
Although a small area of investment for the Fund, holdings in the emerging markets of South Korea, Mexico, Argentina, Hong Kong and Venezuela provided a good boost to performance.

Over the period, the asset allocation ranged from roughly 65%-70% stocks, 30%-35% bonds and a negligible amount of cash reserves. On the bond side, we split investments in the U.S. and Europe into essentially equal portions. The U.S. bond market rallied strongly through December, then retreated during the final few months of the period. In Europe, bond performance was more consistent, though, as with stocks, returns were hampered by the euro's decline.

Looking ahead, given the remarkable ongoing strength of the U.S. economy and still-low rate of inflation, one might expect continued gains for stocks and bonds. However, the financial world looks far forward, and it could be that investors will anticipate that the surging economy could drive inflation and, thus, interest rates meaningfully higher. Should that happen, stocks and bonds would likely suffer. Still, such concerns have proved to be temporary in recent years, and we are keeping the portfolio fully invested, chiefly in the U.S. and Europe, to take advantage of what, in our view, remains a positive long-term investment environment.


Peter Lamaison


Michael Ng

Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 1999                                                         $6.48
Oct. 31, 1998                                                          $5.79
Increase                                                               $0.69

Distributions -- Nov. 1, 1998 - April 30, 1999
From income                                                            $0.02
From capital gains                                                     $0.02
Total distributions                                                    $0.04
Total return*                                                         12.94%**
 Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 1999                                                         $6.46
Oct. 31, 1998                                                          $5.77
Increase                                                               $0.69

Distributions -- Nov. 1, 1998 - April 30, 1999
From income                                                            $  --
From capital gains                                                     $0.02
Total distributions                                                    $0.02
Total return*                                                         12.53%**

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 1999                                                         $6.49
Oct. 31, 1998                                                          $5.79
Increase                                                               $0.70

Distributions -- Nov. 1, 1998 - April 30, 1999
From income                                                            $0.03
From capital gains                                                     $0.02
Total distributions                                                    $0.05
Total return*                                                         13.02%**

 * The prospectus discusses the effect of sales charges, if any, on the various classes.
** The total return is a hypothetical investment in the Fund with all distributions reinvested.


The 10 Largest Holdings

                                             Percent               Value
                                         (of net assets)  (as of April 30, 1999)
 U.S. Treasury (United States)                 2.19%            $3,164,682
7.50% 2016
 General Electric (United Kingdom)             1.90              2,747,972
 Fannie Mae (United States)                    1.84              2,664,413
 Citigroup (United States)                     1.78              2,572,045
 Electronic Data Systems (United States)       1.70              2,461,751
 Total Petroleum Cl B (France)                 1.66              2,405,270
 SBC Communications (United States)            1.61              2,324,000
 Banque Natl de Paris (France)                 1.60              2,314,214
 Nippon Telegraph & Telephone (Japan)          1.59              2,297,415
 U.S. Treasury (United States)                 1.58              2,284,045
7.88% 2021

Note: Certain foreign investment risks include changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these  holdings,  please refer to the section  entitled
"Investments in Securities."


(icon of) pie chart


                           The 10 holdings listed here
                           make up 17.45% of net assets

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Financial Statements

Statement of assets and liabilities
AXP Global Balanced Fund

April 30, 1999 (Unaudited)

Assets
Investments in securities, at value (Note 1)
   (identified cost $131,223,634)                                                  $145,656,491
Cash in bank on demand deposit                                                        1,215,190
Dividends and accrued interest receivable                                             1,113,525
Receivable for investment securities sold                                             2,072,034
Unrealized appreciation on foreign currency contracts
   held, at value (Notes 1 and 5)                                                         9,587
                                                                                          -----
Total assets                                                                       $150,066,827
                                                                                   ------------
Liabilities
Payable for investment securities purchased                                           5,596,910
Unrealized depreciation on foreign currency contracts
   held, at value (Notes 1 and 5)                                                         3,636
Accrued investment management services fee                                                3,135
Accrued distribution fee                                                                  1,199
Accrued service fee                                                                         694
Accrued transfer agency fee                                                                 633
Accrued administrative services fee                                                         238
Other accrued expenses                                                                  117,470
                                                                                        -------
Total liabilities                                                                     5,723,915
                                                                                      ---------
Net assets applicable to outstanding capital stock                                 $144,342,912
                                                                                   ============
Represented by
Capital stock-- $.01 par value (Note 1)                                            $    223,073
Additional paid-in capital                                                          124,021,281
Undistributed net investment income                                                     532,542
Accumulated net realized gain (loss)                                                  5,146,764
Unrealized appreciation (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                                   14,419,252
                                                                                     ----------
Total -- representing net assets applicable to outstanding capital stock           $144,342,912
                                                                                   ============
Net assets applicable to outstanding shares:             Class A                   $ 86,114,140
                                                         Class B                   $ 58,227,416
                                                         Class Y                   $      1,356
Net asset value per share of outstanding capital stock:  Class A shares 13,288,034 $       6.48
                                                         Class B shares  9,019,078 $       6.46
                                                         Class Y shares        209 $       6.49

See accompanying notes to financial statements.

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Statement of operations
AXP Global Balanced Fund

Six months ended April 30, 1999 (Unaudited)

Investment income
Income:
Dividends                                                                   $   340,947
Interest                                                                      1,422,918
   Less foreign taxes withheld                                                  (35,026)
                                                                                -------
Total income                                                                  1,728,839
                                                                              ---------
Expenses (Note 2):
Investment management services fee                                              503,535
Distribution fee-- Class B                                                      193,754
Transfer agency fee                                                             109,204
Incremental transfer agency fee
   Class A                                                                        6,876
   Class B                                                                        8,009
Service fee
   Class A                                                                       66,145
   Class B                                                                       45,122
Administrative services fees and expenses                                        38,452
Compensation of board members                                                     5,138
Custodian fees                                                                   54,688
Postage                                                                          49,757
Registration fees                                                                40,377
Reports to shareholders                                                          21,615
Audit fees                                                                        8,000
Other                                                                             3,692
                                                                                  -----
Total expenses                                                                1,154,364
   Less expenses voluntarily reimbursed by AEFA (Note 2)                           (265)
                                                                                   ----
                                                                              1,154,099
   Earnings credits on cash balances (Note 2)                                    (9,977)
                                                                                 ------
Total net expenses                                                            1,144,122
                                                                              ---------
Investment income (loss)-- net                                                  584,717
                                                                                -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                             5,459,785
   Foreign currency transactions                                               (151,456)
                                                                               --------
Net realized gain (loss) on investments                                       5,308,329
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         8,541,617
                                                                              ---------
Net gain (loss) on investments and foreign currencies                        13,849,946
                                                                             ----------
Net increase (decrease) in net assets resulting from operations             $14,434,663
                                                                            ===========


See accompanying notes to financial statements.
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Statements of changes in net assets
AXP Global Balanced Fund
                                                                      April 30, 1999  Oct. 31, 1998
                                                                     Six months ended  Year ended
                                                                         (Unaudited)

Operations and distributions
Investment income (loss)-- net                                         $    584,717   $  1,257,087
Net realized gain (loss) on investments                                   5,308,329        299,267
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies     8,541,617      4,486,751
                                                                          ---------      ---------
Net  increase  (decrease)  in net  assets  resulting  from  operations   14,434,663      6,043,105
                                                                         ----------      ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                              (264,628)      (929,021)
      Class B                                                                    --       (390,897)
      Class Y                                                                    (5)           (24)
   Net realized gain
      Class A                                                              (240,294)       (81,058)
      Class B                                                              (167,699)       (51,691)
      Class Y                                                                    (4)            (3)
                                                                                 --             --
Total distributions                                                        (672,630)    (1,452,694)
                                                                           --------     ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                               24,308,927     37,246,605
   Class B shares                                                        13,293,306     26,572,664
Reinvestment of distributions at net asset value
   Class A shares                                                           475,236        955,528
   Class B shares                                                           165,954        435,464
   Class Y shares                                                                 9             26
Payments for redemptions
   Class A shares                                                       (10,345,880)    (8,176,071)
   Class B shares (Note 2)                                               (4,760,663)    (4,003,221)
                                                                         ----------     ----------
Increase (decrease) in net assets from capital share transactions        23,136,889     53,030,995
                                                                         ----------     ----------
Total increase (decrease) in net assets                                  36,898,922     57,621,406
Net assets at beginning of period                                       107,443,990     49,822,584
                                                                        -----------     ----------
Net assets at end of period                                            $144,342,912   $107,443,990
                                                                       ============   ============
Undistributed net investment income                                    $    532,542   $    212,458
                                                                       ------------   ------------

See accompanying notes to financial statements.

Notes to Financial Statements

AXP Global Balanced Fund
(Unaudited as to April 30, 1999)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company. The Fund invests primarily in equity and debt securities of companies throughout the world. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers  Class A, Class B and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical  voting,  dividend and liquidation  rights.
The distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service.
Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates;
those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party.
The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The
Fund also may buy and write put and call  options  on these  futures  contracts.
Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation.
The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Securities purchased on a when-issued basis
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid high-grade short-term debt securities at least equal to the amount of its commitment. As of April 30, 1999, the Fund has outstanding when-issued or forward-commitments of $1,012,049.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains
(losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. For U.S.
dollar denominated bonds, interest income, including level-yield amortization of premium and discount, is accrued daily. For foreign bonds the Fund amortizes premium and original issue discount daily and market discount is recognized at the time of sale.

As of April 30, 1999, AEFC owned 209 shares of Class Y.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express  Financial  Corporation  (AEFC) to manage its portfolio and provide  administrative  services.  Under an Investment
Management  Services  Agreement,   AEFC  determines  which  securities  will  be
purchased,  held or sold.  The  management  fee is a  percentage  of the  Fund's average daily net assets in reducing percentages from 0.79% to 0.67% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually.
Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate  Transfer  Agency  Agreement,  American  Express Client Service
Corporation (AECSC) maintains  shareholder  accounts and records.  The Fund pays
AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19
o  Class B $20
o  Class Y $17

Under terms of a prior agreement that ended Jan. 31, 1999, the Fund paid a transfer agency fee at an annual rate per shareholder account of $15 for Class A and $16 for Class B. Under terms of a prior agreement that ended March 31, 1999, the Fund paid a transfer agency fee at an annual rate per shareholder account of $15 for Class Y.

The Fund has  agreements  with  American  Express  Financial  Advisors  Inc. for
distribution   and  shareholder   services.   Under  a  Plan  and  Agreement  of
Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the
Fund's average daily net assets  attributable to Class B shares for distribution services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales  charges  received  by  American  Express  Financial   Advisors  Inc.  for
distributing  Fund shares were  $271,844 for Class A and $22,730 for Class B for the six  months  ended  April 30,  1999.  The Fund also pays  custodian  fees to
American Express Trust Company, an affiliate of AEFC.

AEFC has agreed to waive certain fees and reimburse expenses, with the exception of 12b-1 fees, to the extent that total expenses for Class A shares exceed 1.50% for a minimum period ending Oct. 31, 1999. Any waiver or reimbursement applies to each class on a pro rata basis.

During the six months ended April 30, 1999, the Fund's custodian and transfer agency fees were reduced by $9,977 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $60,852,251 and $46,780,773, respectively, for the six months ended April 30, 1999. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                             Six months ended April 30, 1999
                                         Class A          Class B      Class Y
Sold                                    3,883,585        2,134,702         --
Issued for reinvested distributions        76,189           26,920          1
Redeemed                               (1,638,790)        (759,251)        --
                                       ----------         --------       ----
Net increase (decrease)                 2,320,984        1,402,371          1

                                                Year ended Oct. 31, 1998
                                         Class A          Class B       Class Y
Sold                                    6,478,414        4,626,191         --
Issued for reinvested distributions       168,495           77,135          5
Redeemed                               (1,426,496)        (700,458)        --
                                       ----------         --------       ----
Net increase (decrease)                 5,220,413        4,002,868          5


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

5. FOREIGN CURRENCY CONTRACTS
As of April 30, 1999,  the Fund has foreign  currency  exchange  contracts  that obligate it to deliver  currencies  at specified  future dates.  The  unrealized
appreciation   and/or  depreciation  on  these  contracts  is  included  in  the accompanying  financial  statements.  See  "Summary  of  significant  accounting policies." The terms of the open contracts are as follows:

Exchange date       Currency to             Currency to      Unrealized    Unrealized
                   be delivered             be received     appreciation  depreciation

May 3, 1999           106,239                 161,017         $   314        $   --
                    U.S. Dollar          Australian Dollar

May 3, 1999          1,223,342               1,155,513             --         2,427
                    U.S. Dollar       European Monetary Unit

May 3, 1999           828,042                 881,078           6,169            --
              European Monetary Unit        U.S. Dollar

May 4, 1999           317,226                 512,769           2,415            --
                   British Pound            U.S. Dollar

May 4, 1999           72,022                  108,960              82            --
                    U.S. Dollar          Australian Dollar

May 6, 1999           180,384               21,455,289             --           684
                    U.S. Dollar            Japanese Yen

May 7, 1999           245,928               29,299,847             --           525
                    U.S. Dollar            Japanese Yen

May 28, 1999          68,194                  72,661              607            --
              European Monetary Unit        U.S. Dollar

Total                                                          $9,587        $3,636

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended April
30, 1999.


7. FINANCIAL HIGHLIGHTS
The table below shows certain important financial information for evaluating the Fund's results.


Fiscal period ended Oct. 31,

Per share income and capital changesa

                                              Class A                 Class B                  Class Y
                                        1999c  1998   1997b      1999c  1998   1997b      1999c  1998   1997b

Net asset value, beginning of period   $5.79  $5.33  $5.00      $5.77  $5.31  $5.00      $5.79  $5.33  $5.00

Income from investment operations:
Net investment income (loss)             .04    .10    .09         --    .06    .06        .05    .12    .10

Net gains (losses)
(both realized and unrealized)           .69    .48    .31        .71    .48    .30        .70    .47    .31

Total from investment operations         .73    .58    .40        .71    .54    .36        .75    .59    .41

Less distributions:
Dividends from net investment income    (.02)  (.11)  (.07)       --    (.07)  (.05)      (.03)  (.12)  (.08)

Distributions from realized gains       (.02)  (.01)    --       (.02)  (.01)    --       (.02)  (.01)    --

Total distributions                     (.04)  (.12)  (.07)      (.02)  (.08)  (.05)      (.05)  (.13)  (.08)

Net asset value, end of period         $6.48  $5.79  $5.33      $6.46  $5.77  $5.31      $6.49  $5.79  $5.33


Ratios/supplemental data
Net assets, end of period (in millions)  $86    $63    $31        $58    $44    $19        $--    $--    $--

Ratio of expenses to
average daily net assetsd              1.50%e 1.49%f 1.45%e,f   2.26%e 2.25%f 2.22%e,f   1.24%e 1.42%f 1.30%e,f

Ratio of net investment income
(loss) to average daily net assets     1.23%e 1.86%  2.18%e      .46%e 1.10%  1.41%e     1.41%e 2.02%  2.46%e

Portfolio turnover rate
(excluding short-term securities)        38%    74%    44%        38%    74%    44%        38%    74%    44%

Total returng                         12.94% 11.01%  8.10%     12.53% 10.18%  7.31%     13.02% 11.17%  8.24%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Inception date. Period from Nov. 13, 1996 to Oct. 31, 1997.
c Six months ended April 30, 1999 (Unaudited).
d Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings  credits  on cash  balances.
e  Adjusted  to an annual  basis.
f AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annualratios of expenses would have been 1.53% and 2.29% for Class A, 2.29% and 2.96% for Class B, and 1.46% and 2.14% for Class Y, for the periods ended 1998 and 1997, respectively.
g Total return does not reflect payment of a sales charge.

Investments in Securities

AXP Global Balanced Fund
April 30, 1999 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (67.8%)
Issuer                                                        Shares          Value(a)

Australia (1.2%)

Airlines (0.2%)
Qantas Airways                                                91,000           $249,913

Banks and savings & loans (0.2%)
Commonwealth Bank of Australia                                18,000            327,744

Media (0.1%)
Publishing & Broadcasting                                     29,000            194,921

Metals (0.4%)
Broken Hill Proprietary                                       21,000            237,411

WMC ADR                                                       49,000            211,739
Total                                                                           449,150

Utilities -- telephone (0.3%)
AAPT                                                          96,000(b)         343,046
Telstra                                                       18,798            102,004
Total                                                                           445,050

Chile (--%)

Utilities -- telephone
Compania de Telecomunicaciones de Chile ADR                      127              3,358

France (8.8%)

Banks and savings & loans (1.6%)
Banque Natl de Paris                                          27,919          2,314,214

Building materials & construction (0.8%)
Lafarge                                                       12,528          1,217,812

Electronics (0.7%)
SGS-Thomson Microelectronics                                  10,299          1,072,958

Energy (3.1%)
Elf Aquitaine                                                 13,181          2,047,276
Total Petroleum Cl B                                          17,565          2,405,270
Total                                                                         4,452,546

Food (0.5%)
Sodexho Alliance                                               4,838(b)         793,867

Household products (1.1%)
Rhone-Poulenc Cl A                                            33,258          1,581,318

Industrial equipment & services (0.9%)
Castorama Dubois                                               5,350          1,280,361

Utilities -- electric (0.1%)
Suez Lyonnaise des Eaux                                          804            136,771

Germany (3.1%)

Automotive & related (1.4%)
Volkswagen                                                    29,089          2,062,349

Chemicals (0.6%)
Henkel KGaA                                                   11,203            886,598

Industrial equipment & services (1.1%)
Mannesmann                                                    11,540          1,519,269

Hong Kong (0.4%)

Banks and savings & loans
Hang Seng Bank                                                45,000            532,674

Italy (3.1%)

Banks and savings & loans (2.9%)
Banca Nazionale del Lavoro                                   287,115            979,866
Instituto Bancario San Paolo di Torino                       126,504          1,898,028
Unicredito Italiano                                          251,331          1,274,675
Total                                                                         4,152,569

Utilities -- telephone (0.2%)
Telecom Italia                                                25,400            270,256

Japan (5.8%)

Automotive & related (1.3%)
Denso                                                         42,000            853,049
Toyota Motor                                                  35,000            993,759
Total                                                                         1,846,808

Banks and savings & loans (0.3%)
Sumitomo Chemical                                             93,000            415,171

Computers & office equipment (0.5%)
Fujitsu                                                       42,000            719,376

Electronics (0.6%)
Matsushita Communication Industrial                           12,000            861,343

Multi-industry conglomerates (0.3%)
Marubeni                                                     215,000            497,016

Retail (0.5%)
Marui ADR                                                     44,000            730,048

Utilities -- telephone (2.3%)
Nippon Telegraph & Telephone                                   2,110          2,297,415
NTT Mobile Communication Network                                 170            996,692
Total                                                                         3,294,107

Mexico (0.8%)

Banks and savings & loans (0.1%)
Grupo Financiero Banamex Accival                              47,170(b)         120,222

Beverages & tobacco (0.4%)
Fomento Economico Mexicano ADR                                14,300            520,163

Media (0.3%)
Grupo Televisa                                                10,300(b)         422,300

Netherlands (2.2%)

Industrial equipment & services (1.4%)
Philips Electronics                                           25,022          2,154,717

Utilities -- telephone (0.8%)
Equant                                                        12,387          1,124,268

New Zealand (0.2%)

Utilities -- telephone
Telecom Corp of New Zealand                                   59,000            307,325

Singapore (0.9%)

Banks and savings & loans
Oversea-Chinese Banking                                      138,000          1,293,515

Spain (1.2%)

Utilities -- telephone
Telefonica de Espana                                          36,415          1,706,414

Sweden (0.9%)

Communications equipment & services
Ericsson (LM) Cl B                                            51,305          1,346,772

Switzerland (1.3%)

Banks and savings & loans
UBS                                                            5,739          1,948,995

United Kingdom (6.8%)

Banks and savings & loans (0.1%)
Standard Chartered                                            33,133            598,074

Multi-industry conglomerates (2.9%)
General Electric                                             260,380          2,747,972
Williams                                                     195,621          1,333,607
Total                                                                         4,081,579

Retail (0.7%)
Great Universal Stores                                        85,188            971,007

Transportation (0.3%)
Stagecoach Holdings                                          119,204            413,280

Utilities -- telephone (2.8%)
Cable & Wireless Communications                              110,796          1,264,670
Orange                                                        71,593            970,959
Vodafone                                                      99,677          1,824,905
Total                                                                         4,060,534

United States (31.3%)

Banks and savings & loans (1.3%)
Bank of America                                               26,866          1,929,315

Chemicals (2.8%)
Du Pont (EI) de Nemours                                       30,800          2,175,249
Monsanto                                                      40,470          1,831,268
Total 4,006,517

Computers & office equipment (6.6%)
America Online                                                10,300          1,470,325
Cisco Systems                                                 14,517(b)       1,655,845
Electronic Data Systems                                       45,800          2,461,751
Hewlett-Packard                                               21,710          1,712,376
Intl Business Machines                                        10,450          2,186,009
Total                                                                         9,486,306

Electronics (1.4%)
Intel                                                         32,240          1,972,685

Energy (1.1%)
Texaco                                                        26,000          1,631,500

Financial services (3.6%)
Citigroup                                                     34,180          2,572,045
Fannie Mae                                                    37,560          2,664,413
Total                                                                         5,236,458

Health care (2.5%)
Boston Scientific                                             48,400(b)       2,060,025
Pfizer                                                        13,540          1,557,946
Total                                                                         3,617,971

Household products (0.8%)
Colgate-Palmolive                                             10,680          1,094,033

Insurance (1.5%)
American Intl Group                                           18,010          2,115,049

Metals (0.4%)
Pasminco                                                     133,300            149,083

Multi-industry conglomerates (1.1%)
General Electric                                              15,640          1,650,020

Retail (3.9%)
Rite Aid                                                      63,940          1,490,601
Safeway                                                       16,250(b)         876,484
Wal-Mart Stores                                               33,800          1,554,800
Walgreen                                                      63,460          1,705,488
Total                                                                         5,627,373

Utilities -- telephone (4.3%)
AT&T                                                          32,250         $1,628,625
MCI WorldCom                                                  27,700(b)       2,276,594
SBC Communications                                            41,500          2,324,000
Total                                                                         6,229,219

Total common stocks
(Cost: $83,259,806)                                                         $98,122,261


Other (--%)
Issuer                                                        Shares          Value(a)

United States
Telefonica
   Rights                                                     36,415            $33,859

Total other
(Cost: $--)                                                                     $33,859

See accompanying notes to investments in securities.


Bonds (28.4%)
Issuer                                        Coupon         Principal        Value(a)
                                               rate            amount
Australia (0.3%)
New South Wales Treasury
   (Australian Dollar)
      03-01-08                                 8.00%         600,000(d)        $458,249

Canada (0.4%)
Govt of Canada
   (Canadian Dollar)
      06-01-09                                 5.50          640,000            450,108
Rogers Communication
   (Canadian Dollar) Sr Nts
      07-15-07                                 6.37          300,000            214,109
Total 664,217

China (0.1%)
Greater Beijing
   (U.S. Dollar) Sr Nts
      06-15-07                                 9.50          300,000            159,000

Denmark (0.8%)
Govt of Denmark
   (Danish Krone)
      05-15-03                                 8.00          600,000             99,659
      11-10-24                                 7.00        6,300,000          1,110,602
Total                                                                         1,210,261

Germany (2.7%)
Federal Republic of Germany
   (European Monetary Unit)
      06-20-16                                 6.00          434,598            544,166
      07-04-27                                 6.50        1,515,809          1,988,615
Treuhandanstalt
   (European Monetary Unit)
      01-29-03                                 7.13        1,022,584          1,233,098
Total                                                                         3,765,879

Greece (0.4%)
Hellenic Republic
   (Greek Drachma)
      03-21-00                                 9.80      160,000,000            521,920

Hong Kong (0.4%)
Guangdong Enterprises
   (U.S. Dollar) Sr Nts
      05-22-07                                 8.88          200,000(d)          65,000
Hutchison Whampoa Finance
   (U.S. Dollar) Company Guaranty
      08-01-27                                 7.50          525,000(d)         472,606
Total                                                                           537,606

Indonesia (--%)
Tjiwi Kimia Finance Mauritius
   (U.S. Dollar) Company Guaranty
      08-01-04                                10.00          100,000             66,000

Italy (0.7%)
Govt of Italy
   (European Monetary Unit)
      01-01-04                                 8.50          800,000          1,025,942

Japan (0.2%)
Sony
   (U.S. Dollar)
      03-04-03                                 6.13          250,000            251,709

Mexico (0.4%)
Banco Nacional de Comercio Exterior
   (U.S. Dollar)
      02-02-04                                 7.25          500,000            459,687
Bancomext Trust
   (U.S. Dollar)
      05-30-06                                11.25          150,000(d)         160,500
United Mexican States
   (British Pound) Medium-term Nts Series E
      05-30-02                                14.48          125,000            199,908
Total                                                                           820,095

Norway (2.5%)
Govt of Norway
   (Norwegian Krone)
      05-31-01                                 7.00       14,960,000          1,998,567
      11-30-04                                 5.75        7,200,000            971,568
      05-15-09                                 5.50        4,715,000            640,636
Total                                                                         3,610,771

Panama (0.2%)
Banco General
   (U.S. Dollar)
      08-01-02                                 7.70          250,000(d)         231,323

Peru (0.2%)
Southern Peru Copper
   (U.S. Dollar)
      05-30-07                                 7.90          250,000            225,698

Philippines (0.1%)
Philippine Long Distance Telephone
   (U.S. Dollar) Medium-term Nts Series E
      03-06-17                                 8.35          150,000(d)         129,007

South Korea (0.3%)
Hyundai Semiconductor
   (U.S. Dollar) Sr Nts
      05-15-07                                 8.63          200,000(d)         169,256
Korea Electric Power
   (U.S. Dollar)
      07-01-02                                 8.00          200,000            203,572
Total                                                                           372,828

Spain (0.9%)
Govt of Spain
   (European Monetary Unit)
      04-30-06                                 8.80          322,744            445,538
      01-31-29                                 6.00          690,863            838,544
Total                                                                         1,284,082

Sweden (0.4%)
Govt of Sweden
   (Swedish Krona)
      02-09-05                                 6.00        1,300,000            172,699
      08-15-07                                 8.00        1,600,000            241,894
Paulson Enterprenad
   (Swedish Krona)
      12-15-00                                 6.14        1,000,000            119,057
Total                                                                           533,650

United Kingdom (3.4%)
United Kingdom Treasury
   (British Pound)
      03-03-00                                 9.00          250,000            415,037
      07-14-00                                13.00          250,000            439,049
      11-06-01                                 7.00          500,000            840,679
      06-07-02                                 7.00           75,000            127,650
      06-10-03                                 8.00          865,000          1,547,138
      04-18-05                                 9.50          340,000            677,338
      12-07-05                                 8.50          425,000            824,728
Total                                                                         4,871,619

United States (13.7%)
California Infrastructure-
   Pacific Gas & Electric
   (U.S. Dollar)
      06-25-03                                 6.16          400,000            403,836
Citicorp
   (Deutsche Mark)
      09-19-09                                 3.47        1,000,000            591,637
DTE Burns Harbor LLC
   (U.S. Dollar) Sr Nts
      01-30-03                                 6.57          180,240(d)         175,373
Federal Natl Mtge Assn
   (U.S. Dollar)
      02-15-08                                 5.75          900,000            893,795
      03-01-10                                 6.50        1,000,000(f)       1,009,063
      07-01-13                                 6.00          744,294            738,481
      03-01-27                                 7.50          170,792            175,632
Ford Motor Credit
   (U.S. Dollar)
      09-10-02                                 6.55          400,000            407,632
GTE North
   (U.S. Dollar) Series F
      02-15-10                                 6.38          250,000            251,421
Morgan (JP)
   (U.S. Dollar) Sr Sub Medium-term Nts Series A
      02-15-12                                 4.00          100,000(e)          89,706
Phillips Petroleum
   (U.S. Dollar)
      03-15-28                                 7.13          200,000            191,849
TU Electric Capital
   (U.S. Dollar) Company Guaranty
      01-30-37                                 8.18          100,000            104,144
U.S. Treasury
   (U.S. Dollar)
      11-30-99                                 5.63          800,000            803,994
      05-15-00                                 6.38          500,000            507,280
      11-15-00                                 5.75        1,500,000          1,515,272
      11-30-00                                 4.63        1,500,000          1,490,395
      02-28-01                                 5.63        2,000,000          2,018,520
      02-28-03                                 5.50          650,000            655,514
      02-15-05                                 7.50          650,000            719,035
      10-15-06                                 6.50          465,000            495,433
      11-15-16                                 7.50        2,700,000          3,164,682
      02-15-21                                 7.88        1,850,000          2,284,045
      02-15-29                                 5.25          600,000            563,016
 TIPS
      01-15-07                                 3.38          200,000(c)         200,348
USX
   (U.S. Dollar)
      03-01-08                                 6.85          200,000            199,451
Zurich Capital
   (U.S. Dollar) Company Guaranty
      06-01-37                                 8.38          125,000(d)         132,441
Total                                                                        19,781,995

Venezuela (0.4%)
PDVSA Finance
   (U.S. Dollar)
      02-15-10                                 9.75          500,000(d)         498,215

Total bonds
(Cost: $41,483,383)                                                         $41,020,066


See accompanying notes to investments in securities.

Short-term securities (4.5%)
Issuer                                    Annualized         Amount           Value(a)
                                         yield on date     payable at
                                          of purchase       maturity

U.S. government agencies (3.5%)
Federal Home Loan Bank Disc Nt
      05-21-99                                 4.77%        $600,000           $598,420
Federal Home Loan Mtge Corp Disc Nts
      05-20-99                                 4.75        2,400,000          2,394,016
      06-04-99                                 4.71          500,000            497,785
      06-04-99                                 4.78          400,000            398,207
      06-21-99                                 4.72          600,000            595,873
      06-22-99                                 4.72          500,000            496,613
Total                                                                         4,980,914

Commercial paper (1.0%)
Merrill Lynch

      05-04-99                                 4.87        1,500,000          1,499,391

Total short-term securities
(Cost: $6,480,445)                                                           $6,480,305

Total investments in securities
(Cost: $131,223,634)(g)                                                    $145,656,491

See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements. Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(b) Non-income producing.

(c) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 1999.

(f) At April 30, 1999, the cost of securities purchased, including interest purchased, on a when-issued basis was $1,012,049.

(g) At April 30, 1999, the cost of securities for federal income tax purposes was approximately $131,206,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $16,655,000
Unrealized depreciation                                             (2,205,000)
                                                                    ----------
Net unrealized appreciation                                        $14,450,000

Quick telephone reference

AMERICAN EXPRESS FINANCIAL ADVISORS TELEPHONE TRANSACTION SERVICE
Sales and exchanges, dividend payments or reinvestments and automatic payment
arrangements:              800-437-3133

AMERICAN EXPRESS CLIENT SERVICE CORPORATION
Fund performance, fund prices, account values, recent account transactions and
account inquiries:         800-862-7919

TTY SERVICE
For the hearing impaired:  800-846-4852

TICKER SYMBOL
Class A: IDGAX    Class B: IGBBX    Class Y: N/A

                                                               S-6346 D (6/99)

                                                                  BULK RATE
                                                                U.S. POSTAGE
                                                                     PAID
                                                                PERMIT NO. 85
                                                                 SPENCER, IA
AXP Global Balanced Fund
IDS Tower 10
Minneapolis, MN 55440-0010

                       AMERICAN EXPRESS Financial Advisors